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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                            -------------------------

      Date of Report (Date of earliest event reported): SEPTEMBER 22, 2003



                        Commission File Number: 333-82617

   (State or other jurisdiction of     (Exact name of registrant as specified in its charter)          (I.R.S. Employer
    incorporation or organization                                                                   Identification Number)
----------------------------------------------------------------------------------------------------------------------------
              Michigan                 Venture Holdings Company LLC                                       38-3470015
              Michigan                 Vemco, Inc.                                                        38-2737797
              Michigan                 Venture Industries Corporation                                     38-2034680
              Michigan                 Venture Mold & Engineering Corporation                             38-2556799
              Michigan                 Venture Leasing Company                                            38-2777356
              Michigan                 Vemco Leasing, Inc.                                                38-2777324
              Michigan                 Venture Holdings Corporation                                       38-2793543
              Michigan                 Venture Service Company                                            38-3024165
              Michigan                 Experience Management, LLC                                         38-3382308
              Michigan                 Venture Europe, Inc.                                               38-3464213
              Michigan                 Venture EU Corporation                                             38-3470019

                  33662 JAMES J. POMPO, FRASER, MICHIGAN 48026
          (Address of principal executive offices, including zip code)


                                  586-294-1500
                         -------------------------------
                         (Registrant's telephone number)

                                      N.A.
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9.  REGULATION FD DISCLOSURE.

         On September 22, 2003, Venture Holdings Company LLC (the "Company") reached a definitive agreement (the "Contribution Agreement") with Larry J. Winget and certain of his affiliates pursuant to which the ownership or assets of approximately 29 entities owned by Winget and his affiliates (which entities have certain business relationships with the Company and its affiliates) (the "Contributed Entities") will be contributed to a new Delaware limited liability company ("Venture Delaware") that is proposed to be formed in connection with the reorganization of the Company. Such proposed reorganization is described in the Plan described below. A copy of the Contribution Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

         The Company also filed on September 24, 2003 its "Debtors' Joint Plan of Reorganization" dated September 24, 2003 (the "Plan") in the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division, in Case No. 03-48939 (the "Bankruptcy Proceeding"). The Plan sets forth the Company's and the other debtors' proposed treatment of certain claims in connection with the Bankruptcy Proceeding, including the proposed formation of Venture Delaware, to which the assets of the debtors and the Contributed Entities would be contributed. Under the Plan, the equity of Venture Delaware would be issued to certain existing senior bank lenders, Larry J. Winget and certain holders of unsecured claims, all as described in the Plan. A copy of the Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

         The Company has named Horst Geldmacher interim Chief Executive Officer while the Company continues to search for a permanent replacement. Mr. Geldmacher joined the Company earlier this year as the Chief Executive Officer of the Company's European operations.

         This report may contain statements that are, or may be deemed to be forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements include those regarding consummation of the transactions contemplated by the Contribution Agreement and the Plan. Although the Company believes that such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance or achievements of the Company to be different from any future results, performance, and achievements expressed or implied by these statements. Such risk factors include, among others, the following:

         - changes arising from our Chapter 11 filing, including the length of time we will operate under Chapter 11 protection, the outcome of the proceedings in general, whether we will have sufficient funds to pay all of our allowed secured, administrative and priority claims, and uncertainties relating to whether the transactions contemplated by the Contribution Agreement and the Plan will be consummated;

         -    our ability to continue as a going concern;

         - our ability to satisfy the conditions to closing the proposed transactions under the Contribution Agreement and the Plan;

         - our ability to obtain court approval with respect to motions in the Chapter 11 proceeding from time to time;

         - our ability to develop, negotiate, prosecute, confirm and consummate one or more plans of reorganization with respect to our Chapter 11 case, including the Plan;

         - risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period that we have to confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert our case to a Chapter 7 case;

         - our ability to obtain and maintain satisfactory terms with vendors and service providers;

         - our ability to maintain contracts that are critical to our operations;




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         -    our ability to maintain the services of managers and other key employees;

         - the potential adverse impact of the Chapter 11 case on our liquidity or results of operations;

         - our ability to develop, fund and execute our revised business plan; and

         - other risk factors affecting our business generally including: international, national and local political, economic and market conditions; incremental costs, slowed automobile production or other effects that may occur as a result of possible war or future terrorist attacks; demographic changes; the size and growth of the automobile market or the plastic automobile component market; the size, timing and mix of purchases of our products; our ability to realize savings from our focus on reducing and controlling costs; our ability to realize the benefits of general tax reduction plans; new product development and introduction; existing government regulations and changes in, or the failure to comply with, government regulations; adverse publicity; dependence upon original equipment manufacturers; liability and other claims asserted against us; competition; the loss of significant customers or suppliers; fluctuations and difficulty in forecasting operating results; unfavorable currency exchange rates relative to the U.S. dollar; changes in business strategy or development plans; business disruptions; product recalls; warranty costs; the ability to attract and retain qualified personnel; and the ability to protect technology.

         The forward-looking statements included in this report are based on information available to us as of the date of this report, and we assume no obligation to update any of these statements.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits. A list of exhibits included as part of this report is set forth in the Exhibit Index, which immediately precedes such exhibits and is incorporated herein by reference.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        VENTURE HOLDINGS COMPANY LLC
                                        VEMCO, INC.
                                        VENTURE INDUSTRIES CORPORATION
                                        VENTURE MOLD & ENGINEERING CORPORATION
                                        VENTURE LEASING COMPANY
                                        VEMCO LEASING, INC.
                                        VENTURE HOLDINGS CORPORATION
                                        VENTURE SERVICE COMPANY
                                        EXPERIENCE MANAGEMENT LLC
                                        VENTURE EUROPE, INC.
                                        VENTURE EU CORPORATION


                                        By: /s/ James E. Butler
                                            ------------------------------------
                                        Name:  James E. Butler
                                        Title:  Executive Vice President

Dated: September 25, 2003



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                                  EXHIBIT INDEX

Exhibit No.
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(10.1)            Contribution Agreement, dated as of September 22, 2003, among
                  Larry J. Winget and the Larry J. Winget Living Trust, and certain other transferors named in the agreement and Venture Holdings Company LLC and its domestic subsidiaries.

(10.2) Debtors' Joint Plan of Reorganization, dated as of September 24, 2003, filed on September 24, 2003 by the Company and the other Debtors in the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division, in Case No. 03-48939.